THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of January 30, 2014, by and between SOUTHERN TULSA, LLC, a Georgia limited liability company (“Purchaser”), and NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company (“Seller”).

RECITALS

A.

Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated as of September 30, 2013, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 30, 2013 and by that certain Second Amendment to Purchase and Sale Agreement dated as of November 14, 2013 (as so amended, the “Original Purchase Agreement”), with respect to the sale of certain real property located at 5170 S. Vandalia, Tulsa, Oklahoma.  All initially-capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Original Purchase Agreement.  The Original Purchase Agreement, as amended, modified and revised by this Amendment, may be referred to herein as the “Purchase Agreement.”

B.

Purchaser and Seller now desire to amend the Original Purchase Agreement in certain limited respects, all upon the terms and subject to the conditions set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Purchaser and Seller agree as follows:

1.

Reinstatement.  Prior to the date hereof, Purchaser terminated the Original Purchase Agreement by written notice to Seller, but Purchaser and Seller now desire to, and do hereby, reinstate the Original Purchase Agreement, as modified by this Amendment, as if the same had remained a binding agreement from the Effective Date to the date hereof.

2.

Purchase Price.  The Purchase Price is hereby reduced by Three Million Dollars ($3,000,000) to Two Million Dollars ($2,000,000).

3.

Earnest Money.  The amount of the Deposit is hereby increased by Fifty Thousand Dollars ($50,000) to Two Hundred Thousand Dollars ($200,000), and notwithstanding anything to the contrary in the Original Purchase Agreement, Purchaser hereby agrees to deposit the entire Deposit (i.e., Two Hundred Thousand Dollars ($200,000)), with Seller, by wire transfer of immediately available federal funds pursuant to the wire transfer instructions attached hereto as Exhibit B, within two (2) business days of the full execution of this Amendment.  For the avoidance of doubt, Purchaser and Seller hereby agree that the Deposit shall be non-refundable to Purchaser and that all conditions precedent to the Closing under the Purchase Agreement in favor of Purchaser (other than the condition of Seller’s delivery of the closing documents required under Section 6 of the Purchase Agreement) have either been satisfied or are hereby deemed irrevocably waived by Purchaser.  If the Closing does not occur on the date set forth in Section 4 below for any reason other than Seller’s failure to deliver the closing documents to the Title Company required under Section 6 of the Purchase Agreement, Purchaser shall automatically be deemed to have waived any and all claims to the Deposit and the return thereof, and the Deposit shall constitute liquidated damages to Seller pursuant to Section 3(b) of the Purchase Agreement.

4.

Closing.  Notwithstanding anything to the contrary in the Original Purchase Agreement, the Closing shall occur on February 7, 2014.

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5.

Facility Lease.  Notwithstanding anything to the contrary in the Original Purchase Agreement, Seller shall convey the Property to Purchaser at the Closing subject to the Facility Lease, and Seller shall convey and assign its interest, as Landlord, under the Facility Lease to Purchaser as of the Closing.  In furtherance of the same, Seller and Purchaser hereby agree to execute and deliver an assignment and assumption of the Facility Lease in the form of Exhibit A attached hereto and to deliver their respective counterparts thereto to the Title Company prior to the Closing.  For the avoidance of doubt, the requirement that Purchaser enter into the OTA with Operator is hereby deemed deleted from the Original Purchase Agreement, together with the remainder of Section 5 of the Original Purchase Agreement (other than the defined terms of “Operator,” “Facility Lease” and “OTA” and their applicable definitions).

6.

Prorations.  As the Facility Lease is a so called “triple net lease” and Operator is entitled to all revenues and liable for all costs associated with owning and operating the Property, there shall be no prorations of such amounts between Seller and Purchaser as of the Closing, except as specifically provided in Section 9(b) of the Original Purchase Agreement.  Seller and Purchaser further agree that there shall be no prorations of rents or any other amounts under the Facility Lease as of the Closing.  Seller hereby represents and warranties to Purchaser that Seller does not currently hold any deposits or escrows under the Facility Lease, and as such, there shall be no credits or debits on the Closing Statement with respect to the same.

7.

Title Company.  The Title Company is hereby deemed changed to Hughes White Kralicek, 2110 Powers Ferry Rd, Suite 440, Atlanta, GA 30339, Attn:  Gregory D. Hughes.  For the avoidance of doubt, Purchaser hereby agrees and acknowledges that the change in the Title Company shall not be deemed to reinstate or otherwise extend the title review period provided for in Section 4(b) of the Original Purchase Agreement, and that the Permitted Exceptions have already been established pursuant Purchaser’s delivery of its title objection letter and Seller’s written response to the same.

8.

Reaffirmation of Obligations.  Purchaser and Seller each hereby acknowledges and reaffirms its respective obligations under the Original Purchase Agreement, as amended hereby.  All references in the Original Purchase Agreement to particular terms and provisions shall be deemed to refer to those terms and provisions as amended hereby.

9.

Effect of Amendment.  Except as specifically amended by this Amendment, the terms and conditions of the Original Purchase Agreement shall remain unmodified and in full force and effect.  In the event of any inconsistencies between the terms of this Amendment and any terms of the Original Purchase Agreement, the terms of this Amendment shall govern and prevail.

10.

Miscellaneous.

(a)

Incorporation of Prior Agreements; Amendments.  This Amendment and any exhibits or schedules attached hereto and incorporated herein contain all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Amendment, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose.  No provision of this Amendment may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

(b)

Counterparts; Electronic Delivery.  This Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement.  Executed copies hereof may be delivered by facsimile, email or other electronic means and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered thereafter.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

PURCHASER:

SOUTHERN TULSA, LLC,

a Georgia limited liability company

By:  /s/ Christopher E. Brogdon

Name:  Christopher E. Brogdon

Title:  Manager

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54798.SIG

SELLER:

NATIONWIDE HEALTH PROPERTIES, LLC,

a Delaware limited liability company

By:  /s/ Joseph D. Lambert

Name:  Joseph D. Lambert

Title:  Vice President

54798.SIG

CONSENT OF ESCROW

The undersigned hereby agrees to (a) accept the Purchase Agreement; (b) be escrow holder under the Purchase Agreement; and (c) be bound by the Purchase Agreement in the performance of its duties as the Title Company and escrow holder.  However, the undersigned will have no obligations, liability or responsibility under the Purchase Agreement or any subsequent amendment thereto unless and until this Amendment and such subsequent amendment, as applicable has been fully executed by the parties hereto and delivered to the undersigned.

TITLE COMPANY:

HUGHES WHITE KRALICEK

By:

Hughes White Kralicek
2110 Powers Ferry Rd, Suite 440
Atlanta, GA 30339
Attn:  Gregory D. Hughes

Dated:  _________________, 2014

Escrow No. ____________________

54798.SIG

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made as of ____________________, 2014 (the “Effective Date”), by SOUTHERN TULSA, LLC, a Georgia limited liability company (“Assignee”), and NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company (“Assignor”).

RECITALS

A.

Assignor, as landlord, and SH CCRC, LLC, as tenant (“Facility Tenant”), are parties to that certain Lease dated as of November 1, 2007 (as amended to date, the “Facility Lease”), with respect to that certain skilled nursing facility located at 5170 S. Vandalia, Tulsa, Oklahoma (as more particularly described in the Facility Lease, the “Premises”).

B.

Pursuant to that certain Purchase and Sale Agreement dated as of September 30, 2013, by and between Assignee, as purchaser, and Assignor, as seller (as amended to date, the “Purchase Agreement”), Assignor has agreed to sell to Assignee the Premises.  All initially-capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

C.

Assignor now desires to assign to Assignee all of Assignor’s right, title and interest in and to the Facility Lease, and Assignee desires to assume the same, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Assignment and Assumption.  As of the Effective Date but subject to Section 2 below, Assignor hereby conveys, transfers, and assigns to Assignee all of its right, title and interest in and to the Facility Lease.  Assignee hereby accepts the foregoing assignment and assumes all of Assignor’s obligations under the Facility Lease first arising or accruing from and after the Effective Date.

2.

Reservation of Claims.  Notwithstanding the assignment and assumption set forth in Section 1 above, Assignor hereby retains unto itself any and all claims, suits or causes of action currently instituted or which may hereafter be instituted against Facility Tenant or any guarantor of Facility Tenant’s obligations under the Facility Lease that relate to any breach of the Facility Lease by Tenant first arising or occurring prior to the Effective Date.

3.

Miscellaneous.

(a)

ASSIGNEE HEREBY ACKNOWLEDGES AND AGREES THAT THE FACILITY LEASE IS BEING ASSIGNED HEREUNDER ON AN AS-IS, WHERE-IS BASIS WITH ALL FAULTS AND CONDITIONS.  ASSIGNOR MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE FACILITY LEASE EXCEPT AS MAY SPECIFICALLY BE SET FORTH IN THE PURCHASE AGREEMENT OR ANY AMENDMENT THERETO.

(b)

This Assignment (i) may be executed in counterparts, each of which shall be

54798.5

Exhibit A-1

deemed an original, and both of which together shall constitute one and the same instrument, (ii) shall be governed by and construed in accordance with the laws of the State of Oklahoma, and (iii) may not be modified or amended except by written agreement signed by both parties.

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54798.5

Exhibit A-2

IN WITNESS WHEREOF, Assignee and Assignor have executed and delivered this Assignment as of the Effective Date.

ASSIGNEE:

SOUTHERN TULSA, LLC,

a Georgia limited liability company

By:

Name:  Christopher E. Brogdon

Title:  Manager

ASSIGNOR:

NATIONWIDE HEALTH PROPERTIES, LLC,

a Delaware limited liability company

By:

Name:

Title:

54798.5

Exhibit A-3

EXHIBIT B

SELLER’S WIRING INSTRUCTIONS

Ventas, Inc.

Account Number: 4427665105

ABA Number: 026009593

Reference: Southern Hills - 7349

54798.5

Exhibit B